POWER OF ATTORNEY
Know all by these presents, that the
 undersigned hereby constitutes and
 appoints Michael Gravelle, Colleen Haley
 or Carol Nairn, signing singly, the
undersigned?s true and lawful attorney
in fact to:
(1)	execute for and on behalf of
 the undersigned, in the undersigned?s
 capacity as an officer and/or director
 of Fidelity National Financial, Inc.
 (the ?Company?), a Form 3 (Initial
 Statement of Beneficial Ownership
of Securities), Form 4 (Statement of
Changes in Beneficial Ownership),
and/or Form 5 (Annual Statement of
 Changes in Beneficial Ownership),
in accordance with Section 16(a) of
 the Securities Exchange Act of 1934
 and the rules thereunder;
(2)	do and perform any and all
 acts for and on behalf of the
undersigned which may be necessary
 or desirable to complete and execute
 such Form(s) and to timely file such
 Form(s) with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any
type whatsoever in connection with
the foregoing which, in the opinion
of such attorney in fact, may be of
 benefit to, in the best interest of,
 or legally required by, the
undersigned, it being understood
 that the documents executed by
 such attorney in fact on behalf
 of the undersigned pursuant to
this Power of Attorney shall be
in such form and shall contain
 such terms and conditions as
such attorney in fact may approve
 in such attorney in fact?s
discretion.

The undersigned hereby grants
 to such attorney in fact full
 power and authority to do and
 perform any and every act and
 thing whatsoever requisite,
 necessary, or proper to be done
 in the exercise of any of the
rights and powers herein granted,
 as fully to all intents and
purposes as the undersigned might
 or could do if personally
 present, with full power of
 substitution or revocation,
hereby ratifying and confirming
 all that such attorney in fact,
 or such attorney in fact?s
substitute or substitutes, shall
 lawfully do or cause to be done
 by virtue of this Power of
Attorney and the rights and
powers herein granted.  The
undersigned acknowledges that
 the foregoing attorney in fact,
 in serving in such capacity
at the request of the undersigned,
 is not assuming, nor is the
 Company assuming, any of the
 undersigned?s responsibility
 to comply with Section 16 of
 the Securities Exchange Act of 1934.
This Power of Attorney shall
remain in full force and effect
 until revoked by the undersigned
 in a signed writing delivered to
 the foregoing attorney in fact.
IN WITNESS WHEREOF,  the undersigned
 has caused this Power of Attorney
 to be executed as of this 18th day
 of August, 2014.
							____________________________

/s/ Cary H. Thompson